Exhibit 99.2



            Cosi, Inc.
            Q3 2004 Investor Teleconference
            Discussion Agenda and Supplemental Information



[COSI LOGO]

Safe Harbor Concerning Forward Looking Statements

Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, new store openings, operating results or earnings constitute forward-looking statements. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

-     the cost of our principal food products;
-     labor shortages or increased labor costs;
-     changes in consumer preferences and demographic trends;
- increasing competition in the fast casual dining segment of the restaurant industry;
-     expansion into new markets;
- our ability to effectively manage our business with a reduced general and administrative staff;
-     our ability to generate increased revenue from our existing restaurants;
-     The rate of our internal growth
- our ability to incorporate a franchising and area development model into our strategy;
- the availability and cost of additional financing both to fund our existing operations and to grow and open new restaurants
-     Our ability to generate positive cash flow from operations
-     fluctuations in our quarterly results;
-     increased government regulation;
-     supply and delivery shortages or interruptions;
-     market saturation due to new restaurant openings;
-     inadequate protection of our intellectual property;
- adverse weather conditions which impact customer traffic at our restaurants; and
-     adverse economic conditions.

The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive" or similar words, or the negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.

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                  Information About EBITDA and Adjusted EBITDA

EBITDA, as included herein, is a non-GAAP financial measure that represents earnings before interest, taxes, depreciation and amortization. EBITDA is included in this release as it is a basis upon which we assess our financial performance. The Company uses EBITDA to evaluate its performance, and it believes that the presentation of this non-GAAP financial measure provides useful information to investors regarding the Company's financial condition and results of operations.

Adjusted EBITDA, also included herein, is a non-GAAP financial measure that represents EBITDA adjusted for stock compensation expense or income. In connection with the Company's repricing of certain options in December 2003, the options now require variable accounting in accordance with APB 25. Variable accounting requires the Company to recognize income or expense at the end of each quarter depending on the movement of the Company's stock price compared to the exercise price of the repriced options. Management is unable to predict whether income or expense would result in any such quarter due to the variable accounting treatment. In either case, the income or expense resulting from the variable accounting treatment would be a non-cash item. The Company also amortizes deferred compensation relating to certain shares of restricted stock and such amortization is a component of the Company's stock compensation charge. The Company uses Adjusted EBITDA because, after the adjustment for stock compensation expense or income, the Company can better evaluate operating trends and results of operations of its core, ongoing business. Accordingly, the Company believes that Adjusted EBITDA provides investors with additional information with respect to its overall operating performance and its ability to make capital expenditures and meet working capital requirements.

When taken together, EBITDA, Adjusted EBITDA and related GAAP financial measures
(i) provide a more comprehensive view of the Company's operations and ability to generate cash flow; (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations. In addition, management uses EBITDA and Adjusted EBITDA to (i) assist in analyzing the Company's underlying financial performance from period to period; (ii) evaluate the financial performance of its restaurants; (iii) establish criteria for compensation decisions; (iv) analyze and evaluate strategic and operational decisions and (v) understand the Company's ability to generate cash flow and, as a result, to plan for future capital and operational decisions.

EBITDA and Adjusted EBITDA should not be considered in isolation or as alternatives to net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with generally accepted accounting principles as measures of our profitability or liquidity. EBITDA and Adjusted EBITDA as defined in this release may differ from similarly titled measures presented by other companies.

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Cosi, Inc. Q3 2004 Investor Teleconference Discussion Agenda

o     Q3 Commentary
      o     Financial Results
            o     Slide 4: Financial Highlights
            o     Slide 5: Items Affecting Q3 G&A, EBITDA and Net Income
      o     Significant Business Updates

o     Cosi Concept Update
      o     Concept Unit Economics and 2005 Base Business Guidance
            o     Slide 6: Detailed Third Quarter Restaurant Expense Profile
            o     Slide 7: Efficiency Enhancements of Avon Prototype
            o     Slide 8: Customer Service Internet Survey Results
            o     Slide 9: Performance By Asset Type

o     Future Growth
      o     Macro Trend Toward Fast-Casual
            o     Slide 10: Emergence of Fast-Casual Dining Segment
      o     Customer Profile
            o     Slide 11: Customer Profile
      o     Market Opportunity
            o     Slide 12: Market Opportunity

      o     Growth Strategy and 5-Year Plan
            o     Slide 13: Projected 5-Year Restaurant Development Goals

o     Q&A

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

Q3 Financial Highlights

Net Results

o     Net loss: Q3'04 $(4.0 MM), $(0.13)
                Q3'03 $(2.5 MM), $(0.14)

o     Net sales: Q3'04 $28.2 MM vs. Q3'03 $27.5 MM

      o Comp sales growth of 6.9% (5.5% from transaction growth, 1.4% from sales mix)

      o     12th consecutive quarter of positive comp sales

o     G&A: Q3'04 $4.9 MM vs. Q3'03 $3.4 MM

o     EBITDA*: Q3'04 $(0.9 MM)

o     Adjusted EBITDA*: Q3'04 $(1.7 MM)

Restaurant Operating Performance

o     Restaurant results: Q3'04 $4.6 MM
                          Q3'03 $2.6 MM

      o     Q3'04 RCF 77% higher vs. Q3'03

o     Rest. Margins: Q3'04 16.4% vs. Q3'03 9.4%

o     Total Cost of Sales
      o     COGS:              Q3'04 24.9% vs. Q3'03 27.3%
      o     Rest. Op. Expense: Q3'04 58.7% vs. Q3'03 63.3%
                               ---------------------------
                                     83.6% vs.       90.6%

* See additional information regarding EBITDA and Adjusted EBITDA on slide 2

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Items Affecting Q3 G&A, EBITDA and Net Income

                     Third Quarter Ended September 27, 2004
             ------------------------------------------------------
                                                       (Unaudited)
                  Net sales                             $  28.2
                     Totals cost of sales                 (23.5)
                  One-time G&A expense
                     Compliance and legal                  (0.5)
                     Growth Infrastructure                 (0.4)
                                                      -------------
                        Total one-time G&A expense         (0.9)
                        Total other G&A expense            (4.0)
                                                      -------------
                           Total G&A expenses              (4.9)
                  Corporate office relocation              (0.9)
                  Restaurant pre-opening expenses          (0.1)
                  Lease termination costs (benefit)        (0.4)
                                                      =============
                  Adjusted EBITDA                          (1.7)
                  Stock compensation benefit                0.8
                                                      -------------

                  EBITDA                                   (0.9)
                  Depreciation and amortization            (1.7)
                                                      -------------
                        Operating loss                     (2.6)
                  Interest income                           0.1
                  Interest expense                          -
                  Reserve for notes receivable from
                     stockholders                          (1.5)
                  Other income (expense)                    -
                  Net loss                              $  (4.0)
             ------------------------------------------------------

Certain of the above items are rounded.

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Detailed Q3 Restaurant Expense Profile

                                  Cosi Q3 2004

                                   $         %     Commentary                       *2005 Guidance
                              -----------  -----   -------------------------------  ---------------
Sales                         $28,170,048          Comps +6.9%                      Comps +4 or 5%
  Trailing 12 Month AUV       $ 1,268,740
  COGS                        $ 7,016,619  24.91%                                         24%
Gross Margin                  $21,153,429  75.09%  2.38pp improvement from 2003
  Hourly Labor                $ 5,636,493  20.01%  1.37pp Improvement from 2003
  Manager Labor               $ 2,343,546   8.32%
  Manager Bonus               $   189,771   0.67%
  T&B                         $ 1,339,338   4.75%
Total Labor Expense           $ 9,509,148  33.76%  1.72pp Improvement from 2003
Manager Controllables         $ 1,818,012   6.45%  1.36pp Improvement from 2003
Support Controllables         $   674,203   2.39%  .4pp Improvement from 2003
Restaurant Contribution       $ 9,152,066  32.49%
Fixed Costs                   $ 4,528,282  16.07%  1.18pp Improvement from 2003
Restaurant Operating Expense  $16,529,645  58.68%                                        58.50%
Restaurant Cash Flow          $ 4,623,784  16.41%  7.04pp Improvement from 2003          17.50%

* For information regarding forward-looking statements, see Slide 1

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Efficiency Enhancements of Avon Prototype

o     Avon's 3Q annual revenue trend and restaurant cash flow margin vs. Cosi
      Systemwide:

      o     Avon: $1.725 million and 29.4%

      o     Systemwide: $1.2 million and 16.4%

o     Avon design speeds customer service transaction flows vs. Cosi Systemwide:

      o 40% faster total lunch-time customer transaction time (from entry to food at table)

            o     Faster time to order

            o     Faster order time

            o Fastest order delivery time in the fast casual category (Source: SRE)

      o     19% faster total dinner occasion times (from entry to exit)

Note: Future performance at the Avon location, and at future restaurants modeled on the Avon prototype, may not reflect the levels cited above.

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Customer Service Internet Survey Results

Systemwide Q3'04

o     Overall positive satisfaction: 90.0%

o     Overall dissatisfaction: 0.8%

o     Would revisit: 100%

o     Food and environment attributes ratings are excellent across the board

o     Service attributes: Weak results for service process


Avon Q3'04

o     Overall positive satisfaction: 91%

o     Would revisit: 100%

o Service attributes: Higher results than Cosi systemwide that are statistically significant

Note: Future performance at the Avon location, and at future restaurants modeled on the Avon prototype, may not reflect the levels cited above.

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Performance By Asset Type

o Heritage Cosi Downtown: Breakfast and lunch restaurants in urban business districts

o Heritage Cosi: Full daypart restaurants in urban and suburban commercial and residential areas

o     New Cosi: Cosi's new prototype full daypart restaurant in Avon, CT

                                  Heritage     Heritage       New
                               Cosi Downtown     Cosi         Cosi
                               -------------   --------   ------------
         AUV                   $   1,222,358   $1,525,912 $  1,725,000

         Rest. Contribution    $     412,068   $489,404   $    638,250
         Rest. Contribution %           33.7%      32.1%          37.0%

         Rest. Cash Flow $     $     188,505   $281,273   $    491,625
         Rest. Cash Flow %              15.4%      18.4%          28.5%

         ROIC                           23.3%      27.2%          74.9%

         Notes:
         Trailing 12 Months Results for Heritage
         Heritage Cosi Represents Average of top 75% of Cosi's
         Forecast AUV for New Cosi with Present Financial Performance

Note: The difference between Restaurant Contribution and Restaurang Cash Flow is Fixed Costs.

Note: Future performance at the Avon location, and at future restaurants modeled on the Avon prototype, may not reflect the levels cited above.

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Emergence of Fast Casual Dining Trend

o     Consumer dining trends:
      o     Steady rise in out-of-home meal consumption since the 1950s
            o Today: More than one-third of all meals are prepared out-of-home (Source: Crest)
      o     Consumers demand convenience
            o At least 75% of all restaurant meals are "counter" transactions (Source: Crest)
      o     Consumers want innovative, quality foods
            o     QSR comp sales growth is being driven by specialty concepts

o Fast casual is growing rapidly and expected to double in size by 2008. (Source: Technomic)

o     60% of fast casual meals come from sandwich and salad chains (Source:
      CREST)

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Customer Profile Identification

o Applying industry panel data (CREST) to identify the Bakery/Sandwich target guest, Cosi's core customer are:

                        Adults 18 to 34 without children

                        Upscale Suburbanites of all ages

                            Metro Elites of all ages

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Market Opportunity*

Potential for 1,425 Cosi units in top 25 target markets, 1,942 Cosi units in top 75 markets

o     Applied Spectra Advantage, a proprietary market and site targeting tool
      o Utilized series of databases to cull company specific consumer demographic information
            o     Identified the Cosi customer
            o     Located where Cosi customers live
            o     Determined consumer behavior

o Layered in competition over research results to evaluate Cosi's overall market opportunity
      o     Utilizing the Cosi target cluster data, we reviewed the potential distribution opportunity for Cosi in the top 75 U.S. markets
      o     Using our company specific demographic information, we can assess the viability of different real estate sites by indexing target penetration

o Tested Spectra conclusions using select high performing and under-performing Cosi restaurants
      o Reviewed market data for NY, DC, and Chicago to validate the targeting and development opportunity based upon existing Cosi development

* For information regarding forward-looking statements, see slide 1

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                 Projected 5-Year Restaurant Development Goals*

                                  2005**    2006-2009**  Projected 5-Year Total**
                                  ------    -----------  ------------------------
                   Company-owned      11             90                       101
                      Franchised      10            374                       384
Total New Restaurant Development      21            464                       485

Note: Depending upon decisions regarding further Macy's development, these numbers could increase materially.

* Subject to existing restaurants continuing to meet management's expectations, and management successfully completing capital planning. See Slide 1 for additional information regarding forward-looking statements

** Projections are approximate

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